DEFERRAL LOAN AND LEASE
                             MODIFICATION AGREEMENT


     This Deferral Loan and Lease Modification Agreement (this "Agreement"), dated as of October 12, 1999, is among Praegitzer Industries, Inc. ("PII") and the financial institutions listed on the signature page hereof (the Term Lenders listed on Exhibit 1 being herein referred to as "Term Lenders," the equipment lessors listed on Exhibit 2 being herein referred to as "Lessors" and the Term Lenders and Lessors being sometimes herein collectively referred to as the "Institutions").

                                 R E C I T A L S

     A. PII and the Institutions are parties to various loan, credit and lease agreements (with all amendments and modifications thereto, but specifically excluding the Senior Credit Agreement (as defined herein) the "Existing Agreements"). Schedule 1 to this Agreement sets forth for each Institution various information concerning its Existing Agreement as modified by this Agreement.

     B. PII is delinquent in certain payments under the Existing Agreements. PII has requested, and (i) the Term Lenders have agreed to either (a) make loans to PII to enable PII to cure any delinquent payments and prepay certain payments under the Existing Agreements or (b) defer certain delinquent and scheduled payments and (ii) the Lessors have agreed to reset the rent payment schedule under their Existing Agreements, all as detailed on each Institution's schedule within Schedule 1.

     NOW, THEREFORE, the parties agree:

     1. Reaffirmation of Existing Agreements.

          1.1 PII acknowledges, ratifies and confirms the validity and enforceability of each of the Existing Agreements.

          1.2 PII and each of the Institutions agree that the balances due under and the number and amount of delinquent payments (exclusive of any late charges, default interest or other amounts resulting from the failure to pay such payments when due) under each of the Existing Agreements are set forth on each Institution's schedule within Schedule 1(1). PII acknowledges that its obligations under the Existing Agreements as set forth on Schedule 1 are enforceable according to the terms of the Existing Agreements and that no defenses, offsets, claims or counterclaims in favor of PII exist under or with respect to the Existing Agreements, including, without limitation, as to the amounts set forth on Schedule 1.

          1.3 All terms, covenants, conditions and obligations of PII contained in the Existing Agreements shall continue in full force and effect, shall be enforceable against PII in accordance with their terms, and shall, except as expressly provided herein, be unmodified and unaffected by this Agreement, including, without limitation, that (a) upon completion of the revised payment schedule for the period indicated on Schedule 1, there may be monthly payments remaining under the terms of some or all of the Existing Agreements, which payments will be due and owing pursuant to the Existing Agreements unaffected by this Agreement and (b) following full satisfaction of the Lessors' Existing Agreements, PII shall retain any existing option to purchase the subject equipment on the terms and conditions that such option is available pursuant to the Existing Agreements.

--------------------

     (1) It is understood by the parties that the payment amounts reflected on
Schedule 1 do not include any taxes, and that taxes will be billed and payable in addition to the stated payment amounts.

          1.4 Nothing herein shall be or shall be deemed to be or construed to be a change of character of any lease into any other type of transaction. PII and each of the Institutions waive any right to take the position, in or outside of bankruptcy proceedings, that any lease described in a Lessor's applicable Existing Agreement is a conditional or disguised sale, a secured transaction or any other transaction other than a true lease (the "Characterization Waiver"). In any event, if any Lessor's Existing Agreement is determined to be a lease intended as security, then all of the provisions of this Agreement applicable to Term Lenders shall be applicable to such Lessor, and the Lessor will be deemed to be a Term Lender and its Deferred Rent (defined in Section 2.C) will be deemed to be Deferred Loan Payments (defined in Section 2.B) in the amount of such Deferred Rent and such Lessor shall be deemed to have timely made the parallel elections available to a Term Lender which correspond with the elections actually made by such Lessor pursuant to Sections 2.C and 2.D below.

     2. Deferral Loans, Deferred Loan Payments and Modified Lease Payments.

          2.A Deferral Loans

          2.A.1 On the terms and subject to the conditions in this Agreement, on the Closing Date (defined below) each Term Lender not electing to defer payments pursuant to Section 2.B, severally and not jointly, shall make a loan (individually a "Deferral Loan" and collectively the "Deferral Loans") to PII in an amount equal to the Deferral Loan Principal Amount set forth on such Term Lender's schedule within Schedule 1. PII hereby directs each Term Lender to disburse the proceeds of its Deferral Loan to such Term Lender for PII's account, and each Term Lender agrees to apply the proceeds thereof to (a) pay the Delinquent

Payments shown on such Term Lender's schedule within Schedule 1 and (b) apply the balance of the Deferral Loan to prepay the number of next succeeding payments on the Term Lender's obligation shown on Schedule 1. "Closing Date" means October 13, 1999, or such other date as may be agreed by PII and each of the Institutions.

          2.A.2 Each Term Lender's Deferral Loan shall bear interest at the rate of nine percent (9%) per annum commencing on August 1, 1999 and be repayable as follows: on November 15, 1999, interest accrued for the period August 1, 1999 through October 31, 1999, and on the fifteenth day of each month thereafter until August 15, 2000, interest only on the unpaid balance of such Term Lender's Deferral Loan accrued to the last day of the preceding month at the rate of nine percent (9%) per annum; and commencing on September 15, 2000, monthly payments of principal and interest sufficient to amortize the remaining balance of the Deferral Loan on that date with interest at the rate of nine percent (9%) per annum over 24 months, with the unpaid balance of the Deferral Loans due and payable in full on the earlier of (a) August 15, 2002 and (b) the stated maturity date of the obligation under the Existing Agreement to which the Deferral Loan relates.

          2.A.3 Each Deferral Loan and any other obligations of PII hereunder will be secured by all security interests, and the collateral therefor, existing in favor of the respective Term Lender for such Term Lender's existing loan on the Closing Date (such collateral herein referred to as "First Lien Collateral"). The priority of the security interest securing the Deferral Loans shall be the same as the priority of such Term Lender's interest in the First Lien Collateral to secure such Term Lender's loan under the Existing Agreements (the "Original Loan"). Any Institution with a junior lien on or security interest in such First Lien

Collateral or blanket security interest in PII's equipment hereby acknowledges that the Deferral Loans are secured by the First Lien Collateral with the same priority as existed on the Closing Date to secure the Term Lender's Original Loan and subordinates such junior or blanket security interest to the security interests of each Term Lender in such Term Lenders' First Lien Collateral securing the Deferral Loans and (b) the transactions contemplated by this Agreement shall not affect any existing security interest priority held by a Term Lender immediately prior to the Closing Date. Any proceeds from the disposition of a Term Lender's collateral received by a Term Lender during the term of the Deferral Loans shall be applied to payments in the manner set forth in the Existing Agreements; provided, that nothing herein shall be deemed to authorize the sale of any collateral in violation of the terms of any Existing Agreement.

          2.A.4 On the Closing Date, a loan fee equal to two percent (2%) of the principal amount of each Term Lender's Deferral Loan shall be earned by each Term Lender. The fee shall be payable in full in cash on January 15, 2000.

          2.A.5 The Deferral Loan of any Term Lender shall, at the request of such Term Lender, be evidenced by a promissory note in form reasonably satisfactory to such Term Lender (a "Note"). PII shall execute all documents reasonably requested by any Term Lender to evidence and perfect the security interest for the Deferral Loan.

          2.A.6 At the election of each Term Lender to be exercised by a writing received by PII not later than ninety (90) days following the Closing Date, each Term Lender may elect either (a) the Common Stock conversion rights in respect of the principal amount of the Deferral Loan on the terms set forth in Schedule 2 to this Agreement or (b) to receive an additional loan fee equal to three (3) percent of the principal amount of each Term Lender's Deferral Loan, payable in cash in three (3) equal payments on the first, second and third annual anniversaries of the Closing Date (an "Additional Lender Fee"). In the absence of a timely election, a Term Lender shall be deemed to have elected to receive the Additional Lender Fee.

     2.B. Loan Payment Forbearance

          2.B.1 In lieu of making a Deferral Loan under Section 2.A and receiving any rights or benefits in respect thereto, a Term Lender may elect (a "Forbearance Election"), by written notice to PII on the Closing Date, to defer the payments due under its Existing Agreement for the months of August, September, October, November and December, 1999 and January, 2000 as set forth in such Term Lender's Schedule 1 (the "Deferred Loan Payments"). Commencing on September 15, 2000, the amount of Deferred Loan Payments outstanding on that date will be paid in equal monthly installments over 24 months (which payments shall be in addition to the regularly scheduled payments of principal and interest and other amounts due in connection with the Term Lender's Existing Agreements), with the unpaid balance of the Deferred Loan Payments due and payable in full on the earlier of (a) August 15, 2002 and (b) the stated maturity date of the obligation under the Existing Agreement to which the Deferred Loan Payments relate.

          2.B.2 On the Closing Date, a forbearance fee equal to two percent (2%) of the principal amount of each Term Lender's Deferred Loan Payments shall be earned by each Term Lender which makes the Forbearance Election (a "Forbearing Lender"). The fee shall be payable in full in cash on January 15, 2000.

          2.B.3 At the election of each Forbearing Lender to be exercised by a writing received by PII not later than ninety (90) days following the Closing Date, each Forbearing Lender may elect either (a) the Common Stock conversion rights in respect of the principal amount of the Deferred Loan Payments on the terms set forth in Schedule 2 to this Agreement or (b) to receive an additional forbearance fee equal to three percent (3%) of the principal amount of such Forbearing Lender's Deferred Loan Payments, payable in cash in three (3) equal payments on the first, second and third annual anniversaries of the Closing Date (an "Additional Forbearance Fee"). In the absence of a timely election, a Forbearing Lender shall be deemed to have elected to receive the Additional Forbearance Fee.

     2.C. Lease Payments.

          2.C.1 Effective on the Closing Date, each Lessor and PII shall be deemed to have revised the schedule for rent payments under its lease as set forth on such Lessor's schedule within Schedule 1 (the amount set forth in the column titled "Deferral Payments AMORTIZATION" being referred to as "Deferred Rent"). PII shall execute such further lease amendments and other documents reasonably requested by Lessor to evidence the revised rent payment schedule and lease modification.

          2.C.2 At closing, a lease restructuring fee equal to two percent (2%) of the amount of each Lessor's Deferred Rent shall be earned by each Lessor. The fee shall be payable in full in cash on January 15, 2000 as provided in such Lessor's schedule within Schedule 1. This lease restructuring fee shall be paid to each Lessor notwithstanding any sale of assets or stock, merger or reorganization by PII or any election under Section 2.D hereof.

          2.C.3 At the election of each Lessor to be exercised by a writing received by PII no later than ninety (90) days following the Closing Date, each Lessor may elect either (a) the Common Stock conversion rights in respect of the Deferred Rent as specified in Schedule 2 to this Agreement or an additional restructuring fee equal to three percent (3%) of the amount of each Lessor's Deferred Rent (an "Additional Lessor Fee"), payable in cash in three (3) equal payments on the first, second and third annual anniversaries of the Closing Date. In the absence of a timely election, a Lessor shall be deemed to have elected to receive the Additional Lessor Fee.

          2.D. Transaction Election. Upon the closing of a Transaction (as defined in Schedule 2), each Term Lender or Lessor which has elected to receive either the Additional Lender Fee, Additional Forbearance Fee or Additional Lessor Fee (collectively, an "Additional Fee") may elect to deem all Deferral Loans, Deferred Loan Payments or Deferred Rent (as the case may be) to be due and payable ninety (90) days from the date of the closing of the Transaction, in return for a waiver of any then unpaid Additional Fee. Such election must be made by written notice to PII received not later than seven (7) days following the closing of the Transaction.

     3. Waiver of Defaults. On the Closing Date each Institution, by disbursement of the proceeds of its Deferral Loan or the effectiveness of its loan payment deferral or revised rent payment schedule in accordance with this Agreement, will be deemed to have waived any unpaid late charges, default interest or similar amounts or charges imposed under the Existing Agreements and accrued to the Closing Date, to have rescinded any acceleration or the imposition of any interest at a rate other than the nondefault rate in the Existing Agreements, and other than provided on Schedule 4 to have waived all monetary and other defaults known to such Institution under the Existing Agreements as of the Closing Date.

     4. Release. In consideration of the agreements of the Institutions under this Agreement, upon disbursement by each Term Lender of the proceeds of its Deferral Loan or the effectiveness of a loan payment deferral in lieu of a Deferral Loan or a revised rent payment schedule, PII hereby releases, acquits and forever discharges such Institution, its past and present employees, agents, attorneys, officers, directors and affiliates of and from any and all claims, demands, damages, liabilities, obligations, actions or causes of action and suits or causes of suits arising out of, connected with or related to the Existing Agreements or the relationship between PII and such Institution to the date of this Agreement; provided, that nothing in this Agreement shall be deemed to terminate the Existing Agreements or relieve any Institution of its obligations under this Agreement.

     5. Conditions Precedent. The effectiveness of this Agreement and the availability of the Deferral Loans, loan payments deferral or revised rent payment schedules are subject to the satisfaction of each of the following conditions:

          5.1 PII and each Institution shall have duly executed and delivered this Agreement.

          5.2 If requested by a Term Lender making a Deferral Loan, PII shall have executed and delivered to such Term Lender a Note. If requested by a Lessor, PII shall have executed and delivered to such Lessor a lease amendment or other document reasonably requested.

          5.3 PII shall have, if requested by any Institution, delivered to such
Institution: (i) copies of PII's articles of incorporation and bylaws as in effect on the Closing Date; (ii) resolutions of PII's board of directors authorizing the execution, delivery and performance of this Agreement; and (iii) incumbency certificates for each of the officers of PII who is authorized to execute this Agreement and any Note, in each case certified by a secretary or assistant secretary of PII, together with a status certificate for PII from the Oregon Secretary of State as of a date not more than five business days before the Closing Date.

          5.4 Each of PII's representations and warranties contained in this Agreement is true and correct in all material respects on and as of the Closing Date.

          5.5 The Key Note and the Senior Credit Agreement shall be amended so that the aggregate credit available to PII under the Key Note and the "Additional Availability" provided for under the Senior Credit Agreement shall not at any time before July 1, 2000 be less than the amount set forth on
Schedule 3. "Key Note" means that certain Promissory Note of PII to KeyBank National Association dated July 2, 1999 in the original principal amount of $5,000,000, as amended from time to time. "Senior Credit Agreement" means that certain Amended and Restated Credit Agreement among PII, KeyBank National Association as Administrative Lender and the other lenders signatory thereto, as amended from time to time.

          5.6 This Agreement shall have been executed and delivered by Institutions holding at least sixty-seven percent (67%) of the aggregate amount of Deferred Loans, Deferred Loan Payments and Deferred Rent identified in the
Schedule 1 to this Agreement, which must in any event include Heller Financial, Inc.

     6. Representations, Warranties and Covenants.

          6.1 PII represents and warrants to each of the Institutions that:

               (a) PII is a corporation duly incorporated and validly existing under the laws of the State of Oregon;

               (b) PII has all requisite corporate power and authority to execute, deliver and perform this Agreement;

               (c) PII has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

               (d) PII has duly executed and delivered this Agreement; and

               (e) this Agreement, any Notes, any revised rent payment schedules or any other documents executed pursuant to the terms of this Agreement (when duly executed and delivered by PII) constitute the legal, valid and binding obligation of PII enforceable against PII in accordance with their terms.

               (f) PII has not in the past ninety (90) days and shall not enter into any agreement effecting a forebearance or refinance of any existing agreement related to PII's lease or purchase of equipment with any lender or lessor not a signatory hereto on terms or conditions more favorable to such lessor or lender in any material respect than the terms and conditions contained in this Agreement.

          6.2 Each Institution represents to PII and each other Institution, severally and not jointly:

               (a) except as described on such Institution's schedule within
Schedule 1, each Institution is the sole owner and holder of the Existing Agreements set forth on such Institutions's schedule and the obligations evidenced thereby; and

               (b) each Institution has the requisite corporate power and authority, and has taken all necessary corporate action, to authorize the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

     7. Default.

          7.1 Any one or more of the following shall constitute an Event of Default under this Agreement, the Notes and each Existing Agreement (which shall be in addition to any event of default as set forth in each Existing Agreement):

               (a) PII shall fail to pay (i) any installment of principal or interest on the Deferral Loans, (ii) any Deferred Loan Payments, (iii) any Deferred Rent or (iv) any other monetary obligation of PII under this Agreement within ten (10) days of the due date;

               (b) PII shall fail to timely perform any other obligation under this Agreement, or any representation and warranty of PII shall fail to be true and correct in all material respects when made;

               (c) There shall have occurred, after the date of this Agreement, an event of default (whether or not defined as such) under any Existing Agreement of an Institution as a result of which such Institution shall have accelerated the maturity of its obligations or terminated its lease (as the case may be) or exercised any of the other remedies available to such Institutions

               (d) PII shall (i) breach any of the covenants (a "Specified Covenant") contained in Sections 7.16, 7.20 or 8.14 of the Senior Credit Agreement, as amended by the Ninth Amendment to Amended and Restated Credit Agreement dated as of October 12, 1999, or (ii) breach or fail to perform any term, covenant or condition of any (x) Existing Agreement

(which has not resulted in the acceleration of the obligations under or the termination of the lease constituting such Existing Agreement), (y) other term loan agreement, equipment or lease agreement or (z) other agreement material to PII's business taken as a whole, and in which case at least a majority of the Institutions holding not less than two-thirds in amount of the then outstanding aggregate balance of the Deferral Loans, the Deferred Loan Payments, the Deferred Rent and the obligations evidenced by the Existing Agreements (after giving effect to the application of the Deferral Loans and effectiveness of the revised rent payment schedules) elect to declare an Event of Default under this Agreement;

               (e) The obligations of PII under the Senior Credit Agreement shall have become immediately due and payable, whether by acceleration or otherwise; and

               (f) PII shall have commenced a voluntary case under the Bankruptcy Code or an involuntary case under the Bankruptcy Code shall have been commenced against PII and such case shall not have been dismissed within 60 days after the commencement thereof.

          7.2 PII shall give each Institution prompt written notice of any breach of a Specified Covenant or of the acceleration of the obligations under the KeyBank Credit Agreement or by any Institution under the Existing Agreements.

          7.3 Upon the occurrence of an Event of Default, any Institution may declare the Deferral Loan, Deferred Loan Payments, Deferred Rent and all other amounts due under the Existing Agreements to be immediately due and payable and exercise any other remedies under the Existing Agreements.

          8. Miscellaneous.

          8.1 PII acknowledges that this Agreement shall not obligate any Institution to extend further credit to PII or to restructure in any way PII's obligations to such Institution except as expressly provided in this Agreement, and shall not constitute a course of dealing or course of performance or evidence or create any expectation or reliance on the part of PII applicable to any future transaction between PII and such Institution.

          8.2 This Agreement, together with any Notes delivered by PII to an Institution and other documents delivered pursuant to the terms of this Agreement, constitutes the entire understanding and agreement between PII and such Institution with respect to the subject matter hereof; provided, however, that nothing contained in this Agreement shall alter or amend the Existing Agreements except as expressly provided in this Agreement.

          8.3 In any litigation to construe, interpret or enforce the terms of this Agreement, the Deferral Loans, the Deferred Loan Payments or the revised rent schedules, the prevailing party shall be entitled to recover from the losing party its reasonable attorney fees, costs and expenses at trial, on any appeals therefrom or reviews thereof, and in any bankruptcy case or insolvency proceeding. Each party shall bear its own fees and expenses, including attorneys fees, incurred in connection with the negotiation, preparation, documentation, review and closing of the transaction contemplated by this Agreement, and PII shall not be required to reimburse the fees and expenses of any Lender in connection herewith.

          8.4 All notices under this Agreement shall be in writing or by facsimile and any such notice shall become effective upon (i) personal delivery thereof, including, without limitation, by overnight mail or courier service,
(ii) receipt thereof, in the case of notice by United States mail, certified or registered, postage pre-paid, return receipt requested, or (iii) confirmation of receipt thereof, in the case of notice by facsimile, in each case addressed to the parties hereto at the addresses set forth beneath their respective signatures to this Agreement.

          8.5 This Agreement shall be construed, interpreted and enforced in accordance with the internal laws (without regard to choice of law rules) of the state of Oregon.

          8.6 UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

                                   PRAEGITZER INDUSTRIES, INC.


                                   By:   MATTHEW J. BERGERON
                                         ---------------------------------------
                                   Name: Matthew J. Bergeron
                                   Title: President and Chief Operating Officer

                                   Address for Notices:
                                   Praegitzer Industries, Inc.
                                   19801 SW 72nd Avenue
                                   Tualatin, OR 97062
                                   Attn: Scott Gilbert
                                   Fax: 503-454-6207

                                   HELLER FINANCIAL, INC.(2)


                                   By:    HUGH E. WILDER
                                          --------------------------------------
                                   Name:  Hugh E. Wilder
                                   Title: SVP

                                   Address for Notices:




                                   THE ASSOCIATES LEASING, INC.


                                   By:    JOSEPH M. HEIMERL
                                          --------------------------------------
                                   Name:  Joseph M. Heimerl
                                   Title: Vice President

                                   Address for Notices:
                                   Associates Leasing, Inc.
                                   300 Carpenter Freeway, Plaza 17
                                   Irving, TX 75062
                                   Attn: Capital Markets Group
                                   Fax: 972-652-3397


                                   THE CIT GROUP EQUIPMENT
                                    FINANCING, INC.


                                   By:    THOMAS L. ADDAIR
                                          --------------------------------------
                                   Name:  Thomas L. Addair
                                   Title: Executive Vice President

                                   Address for Notices:

---------------------

     (2) Provided, however, that Heller Financial, Inc. ("Heller") shall not be deemed to have executed and delivered this Agreement in respect of the obligations identified in Schedule 1 to this Agreement regarding Heller Loan # 1910069-00104, (which is currently beneficially owned by Diamond Lease (USA), Inc. and Phoenixcor, Inc.) except in respect of Sections 1.4 and 2.A.3 hereof unless and until Heller has received written consents thereto from Diamond Lease
(USA), Inc. and Phoenixcor, Inc. and has informed PII in writing of such consent

                                   FIFTH THIRD LEASING COMPANY


                                   By:   THOMAS J. MERKLE
                                         ---------------------------------------
                                   Name: Thomas J. Merkle
                                   Title: Vice President

                                   Address for Notices:
                                   38 Fountain Square Plaza
                                   MD 10905A
                                   Cincinnati, OH 45263
                                   Attn: Tom Merkle


                                   M&I FIRST NATIONAL LEASING CORP.


                                   By:
                                         ---------------------------------------
                                   Name:
                                   Title:

                                   Address for Notices:


                                   FLEET BUSINESS CREDIT CORPORATION


                                   By:   FRANK STERDJEVICH
                                         ---------------------------------------
                                   Name: Frank Sterdjevich
                                   Title: Vice President

                                   Address for Notices:
                                   One South Wacker Drive
                                   Suite 3900
                                   Chicago, IL 60606-4614

                                   BANC ONE LEASING CORPORATION


                                   By:
                                         ---------------------------------------
                                   Name:
                                   Title:

                                   Address for Notices:
                                   Banc One Corporation
                                   100 East Broad Street
                                   PO Box 710152
                                   Columbus, OH 43271-0152


                                   COPELCO CAPITAL, INC.


                                   By:   DANIEL J. FERGUSON
                                         ---------------------------------------
                                   Name: Daniel J. Ferguson
                                   Title: Vice President

                                   Address for Notices:
                                   Copelco Capital, Inc.
                                   700 East Gate Drive
                                   Mt. Laurel, NJ 08054-5404

                                   Copy to:
                                   Mark R. Wada
                                   Farleigh, Wada & Witt, P.C
                                   121 SW Morrison, Suite 600
                                   Portland, OR 97204


                                   BANK LEUMI LEASING CORPORATION


                                   By:
                                         ---------------------------------------
                                   Name:
                                   Title:

                                   Address for Notices:

                                   TRANSAMERICA EQUIPMENT FINANCIAL
                                   SERVICES CORPORATION


                                   By:    RANDY SHUMATE
                                          --------------------------------------
                                   Name:  Randy Shumate
                                   Title: Senior Vice President

                                   Address for Notices:
                                   Transamerica Equipment Financial Services
                                   Corportion
                                   10975 Benson, Suite 530
                                   Overland Park, KS 66210


                                   GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                   By:    D.L. DEBROUX
                                          --------------------------------------
                                   Name:  D.L. Debroux
                                   Title: Senior Risk Manager

                                   Address for Notices: 5400 LBJ Freeway, #1280
                                                        Dallas, TX  75240


                                   BANK AMERICA LEASING CORPORATION


                                   By:
                                         ---------------------------------------
                                   Name:
                                   Title:

                                   Address for Notices:

                                   PHOENIXCOR, INC.


                                   By:
                                         ---------------------------------------
                                   Name:
                                   Title:

                                   Address for Notices:


                                   AMERICAN EQUIPMENT LEASING,
                                     a Division of EAB Leasing Corp.


                                   By:   CHRISTOPHER V. CONKLIN
                                         ---------------------------------------
                                   Name: Christopher V. Conklin
                                   Title: Vice President

                                   Address for Notices:
                                   American Equipment Leasing
                                   5 Commerce Drive
                                   Reading, PA 19607

                                    ACKNOWLEDGMENT


     KeyBank National Association ("KeyBank"), as successor in interest to KeyBank of Washington, and KeyBank and Heller Financial, Inc. ("Heller") each as a lender under the Senior Credit Agreement, each hereby (a) consents to and acknowledges that (1) each Term Lender's Deferral Loan is secured by such Term Lender's existing security interest (the "Existing Security") in PII's property, and (2) the priority of the Existing Security is unchanged from its priority immediately before the Closing date and (b) consents to and acknowledges that to the extent that any Lessor's Existing Agreement with PII is deemed to be a secured transaction rather than a true lease, such Lessor's claim against PII arising from the Existing Agreement and the payments deferred pursuant to this Agreement shall continue to be secured by the assets subject to the Existing Agreement (the "Lessor Security") with the same priority as presently exists and the priority of the Lessor Security is unchanged from its priority immediately before the Closing Date. In the event any Lessor's lease is determined to be a lease intended as security, then the consent and acknowledgment by KeyBank and Heller shall be applicable to such Lessor, and the Lessor will be deemed to be a Term Lender and its Deferred Rent (defined in Section 2A) will be deemed to be a Deferral Loan. KeyBank and

Heller each further agrees to join in the Characterization Waiver as set forth in Section 1.4 of this Agreement.



                                   KEYBANK NATIONAL ASSOCIATION, as
                                   Lender under the Senior Credit Agreement



                                   By:    THOMAS E. NADON
                                          --------------------------------------
                                   Name:  Thomas E. Nadon
                                   Title: Vice President


                                   HELLER FINANCIAL, INC., as Lender under
                                   the Senior Credit Agreement


                                   By:    HUGH E. WILDER
                                          --------------------------------------
                                   Name:  Hugh E. Wilder
                                   Title: SVP

                                    EXHIBIT 1
                                    ---------
                                 (Term Lenders)

Bank Leumi Leasing Corporation

Fleet Business Credit Corporation

Heller Financial, Inc.

Heller Financial, Inc., as agent for Diamond Lease (USA), Inc. and Phoenixcor,
     Inc.

Transamerica Equipment Financial Services Corp.

                                    EXHIBIT 2
                                    ---------
                                    (Lessors)

American Equipment Leasing, Div. EAB Leasing Corp.

Associates Leasing, Inc.

Banc One Leasing Corporation

CIT Group/Equipment Financing, Inc.

Copelco Capital, Inc. (it being understood that Copelco Capital's agreements in this agreement apply only to the leases described in Schedule 1 and not to any other leases, loans or credit agreements of Copelco Capital or its affiliates with PII.)

Fifth Third Leasing Company

Fleet Business Credit Corporation

General Electric Capital Corporation

M&I First National Leasing Corp.

Nationsbanc Leasing Corporation

Phoenixcor, Inc.

                                   SCHEDULE 1
                                       to
                 Deferral Loan and Lease Modification Agreement,
                          dated as of October 12, 1999,
                                      among
                           Praegitzer Industries, Inc.
                                       and
                         the Institutions named therein


                           SUMMARY OF DEFERRAL AMOUNTS


     Attached separately

                                   SCHEDULE 2
                                       to
           Deferral Loan and Loan/Lease Lease Modification Agreement,
                          dated as of October 12, 1999,
                                      among
                           Praegitzer Industries, Inc.
                                       and
                     the Lenders Institutions named therein


                 CONVERSION OF DEFERRAL LOANS AND DEFERRED RENT
                      AND AMOUNTS AVAILABLE FOR CONVERSION

Section 1.1 Right to Convert.

     Subject to and upon compliance with the provisions of this Schedule, each Institution shall have the right, at its option, at any time after January 1, 2000 until the close of business on the third anniversary of the Closing Date, to convert the principal amount of its Deferral Loan or Deferred Loan Payments or the aggregate amount of its deferred rent then outstanding as set forth in the "Amount Available for Conversion" column on Schedule 1 with respect to that Institution, as the case may be, (the "Convertible Amount"), or any portion of such Convertible Amount, into that number of fully paid and non-assessable shares of common stock ("Common Stock") of Praegitzer Industries, Inc. (the "Company") (as such shares shall then be constituted) obtained by dividing the Convertible Amount or portion thereof to be converted by the Conversion Price in effect at such time, and by giving notice in the manner provided in Section 1.2. An Institution is not entitled to any rights of a holder of Common Stock until such Institution has converted some or all of its Convertible Amount to Common Stock, and only to the extent such Convertible Amount is deemed to have been converted to Common Stock under this Schedule 2. Notwithstanding any other provision of this Schedule 2, after the first anniversary of the Closing Date, an Institution may convert no more than 75% of the Convertible Amount then outstanding, and after the second anniversary of the Closing Date, an Institution may convert no more than 50% of the Convertible Amount then outstanding. Notwithstanding the first sentence of this Section 1.1, no Institution shall have the right to convert any Convertible Amount if, on or before December 31, 1999, the Company has entered into a definitive and binding agreement or series of related agreements (the "Agreement") pursuant to which there shall occur (i) the sale, lease, exchange, or other transfer of all or substantially all of the assets of the Company, (ii) any merger or statutory plan of exchange involving the Company ("Merger") in which the Company is not the continuing or surviving corporation or pursuant to which Common Stock would be converted into cash, securities or other property or (iii) a tender or exchange offer is made for Common Stock and such offer results in a portion of the Common Stock being purchased in the offer and the offeror after the completion of the offer is the beneficial owner, directly or indirectly, of Common Stock representing at least 50% of the voting power of outstanding Common Stock (any of the foregoing, a "Transaction"). The limitation imposed by the immediately preceding sentence shall have no effect if the Agreement terminates prior to the completion of the applicable transaction or if such transaction is not completed on or before March 31, 2000.

Section 1.2 Exercise of Conversion Privilege; Issuance of Common Stock on
            Conversion; No Adjustment for Interest or Dividends.

     To exercise, in whole or in part, the conversion privilege with respect to any Convertible Amount, the Institution shall give written notice of conversion to the Company that the Institution elects to convert such Convertible Amount or such portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which are issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 1.6. Each such conversion notice shall, unless the shares issuable on conversion are to be issued in the same name as the Institution, be accompanied by instruments of transfer in form satisfactory to the Company, duly executed by the Institution, or its duly authorized attorney. The Institution will not be required to pay any tax or duty which may be payable in respect of the issue or delivery of Common Stock on conversion, but will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than the same name as the Institution.

     As promptly as practicable after satisfaction of the requirements for conversion set forth above, the Company shall issue and shall deliver to such Institution a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Convertible Amount or portion thereof in accordance with the provisions of this Schedule 2. Certificates representing shares of Common Stock will not be issued or delivered unless all taxes and duties, if any, payable by the holder have been paid.

     Each conversion shall be deemed to have been effected as to any such Convertible Amount (or portion thereof) on the date on which the requirements set forth above in this Section 1.2 have been satisfied as to such Convertible Amount (or portion thereof), and the person in whose name any certificate or certificates for shares of Common Stock are issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such conversion on any date when the Company's stock transfer books are closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Convertible Amount would have been otherwise converted.

Section 1.3 Conversion Price.

     The Conversion Price shall be 120% of the closing price for the five days preceding the Closing Date, subject to adjustment as provided in this Schedule 2.

Section 1.4. Adjustment of Conversion Price and Number of Shares Issuable.

     The Conversion Price and the number of shares of Common Stock issuable upon the conversion of any Convertible Amount are subject to adjustment from time to time upon the occurrence of the events and in the circumstances enumerated in this Section 1.4. For purposes of this Section 1.4, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

     (a) Adjustment for Change in Capital Stock. If the Company:

          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (3) combines its outstanding shares of Common Stock into a smaller number of shares;

          (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

          (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Conversion Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Convertible Amount thereafter converted may receive the aggregate number and kind of shares of capital stock of the Company which it would have owned immediately following such action if such Convertible Amount had been converted immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If after an adjustment a holder of a Convertible Amount upon conversion of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Conversion Price between the classes of capital stock. After such allocation, the exercise privilege and the Conversion Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 1.4.

     Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) Adjustment for Rights Issue. If the Company issues any rights, options or Warrants entitling any person to subscribe for Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock at an offering price (or with an initial conversion, exchange or Conversion Price plus such offering price) which is less than the Current Market Price (as defined in
Section 1.4(f)) per share of Common Stock on the record date for such issuance (all of the foregoing, "Rights"), the Conversion Price shall be adjusted in accordance with the formula:

                                         0 + NxP
                                             ---
                                 E' = E   x   M
                                            -----
                                            0 + N

where:

     E' = the adjusted Conversion Price.
     E  = the current Conversion Price.
     O  = the number of shares of Common Stock outstanding on the record date.
     N  = the number of additional shares of Common Stock offered.
     P  = the offering price per share of the additional shares.
     M  = the Current Market Price per share of Common Stock on the record date.

     The adjustment shall be made successively whenever any such Rights are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the Rights in the case of Rights to be issued to the holders of Common Stock. If, at the end of the period during which such Rights are exercisable, not all Rights have been converted, the Conversion Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

     This subsection (b) does not apply to:

     1. Rights issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Rights would otherwise be covered by this subsection (b) (but only to the extent that the aggregate number of Rights excluded hereby and issued after the date of this Agreement shall not exceed the right to subscribe for more than 5% of the Common Stock outstanding on the date of this Agreement),

     2. Rights issued to persons in a bona fide public offering pursuant to a firm commitment underwriting or

     3. Rights issued to persons who are not affiliates of the Company in a bona fide private placement through a placement agent that is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of the Rights, as determined in good faith by the Board of Directors pursuant to
Section 1.4(n) and described in a Board resolution which shall be filed with the Convertible Amount Agreement, shall exceed 15%).

     (c) Adjustment for Other Distributions. If the Company distributes to all holders of its Common Stock any of its assets (including cash), debt securities, preferred stock or any rights or warrants to purchase any such securities, the Conversion Price shall be adjusted in accordance with the formula:

                                 E' = E x M - F
                                          -----
                                            M
         where:

     E' = the adjusted Conversion Price.
     E  = the current Conversion Price.
     M = the Current Market Price per share of Common Stock on the record date. F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value pursuant to Section 2(n) based upon the trading prices of publicly traded securities where applicable.

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

     This subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 1.4.

     (d) Adjustment for Common Stock Issue. If the Company issues shares of Common Stock for a consideration per share less than the Current Market Price per share on the date the Company fixes the offering price of such additional shares, the Conversion Price shall be adjusted in accordance with the formula:

                                              P
                                              -
                                 E' = E x O + M
                                          -----
                                            A

where:

     E' = the adjusted Conversion Price.
     E  = the current Conversion Price.
     O = the number of shares outstanding immediately prior to the issuance of such additional shares.

     P  = the aggregate consideration received for the issuance of such additional shares.
     M  = the Current Market Price per share on the date of issuance of such additional shares.
     A = the number of shares outstanding immediately after the issuance of such additional shares.

     The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

     This subsection (d) does not apply to:

     (1) any of the transactions described in subsections (a), (b) and (c) of this Section 1.4,

     (2) the conversion of warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

     (3) Common Stock issued to the Company's employees, consultants or advisors under the Praegitzer Industries, Inc. 1995 Stock Incentive Plan and the Praegitzer Industries, Inc. Employee Stock Purchase Plan as in effect on the date of the Agreement, if such Common Stock would otherwise be covered by this subsection (d),

     (4) Common Stock upon the conversion of rights or warrants issued to the holders of Common Stock,

     (5) Common Stock issued to shareholders of any Person that is not affiliated with the Company and that merges into the Company in proportion to their stock holdings of such Person immediately prior to such merger, upon such merger,

     (6) Common Stock issued to Persons in a bona fide public offering pursuant to a firm commitment underwriting or

     (7) Common Stock issued to Persons who are not affiliates of the Company in a bona fide private placement through a placement agent that is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors pursuant to Section 1.4(n) and described in a Board resolution which shall be delivered to each holder of any Convertible Amount, shall exceed 15%).

     (e) Adjustment for Convertible Securities Issue. If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this
Section 1.4) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Current

Market Price per share on the date of issuance of such securities, the Conversion Price shall be adjusted in accordance with this formula:

                                              P
                                              -
                                 E' = E x O + M
                                          -----
                                          O + D

where:

     E' = the adjusted Conversion Price.
     E  = the current Conversion Price.
     O  = the number of shares outstanding immediately prior to the issuance of such securities.
     P  = the aggregate consideration received for the issuance of such securities.
     M  = the Current Market Price per share on the date of issuance of such securities.
     D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

     The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

     If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Conversion Price shall promptly be readjusted to the Conversion Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

     This subsection (e) does not apply to:

     (1) convertible securities issued to shareholders of any person that is not affiliated with the Company and that merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

     (2) convertible securities issued to persons in a bona fide public offering pursuant to a firm commitment underwriting or

     (3) convertible securities issued to persons who are not affiliates of the Company in a bona fide private placement through a placement agent which is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors pursuant to Section 1.4(n) and described in a Board resolution which shall be delivered to each Institution, shall exceed 15%).

     (f) Current Market Price. The current market price per share of Common Stock (the "Current Market Price") on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by Nasdaq, National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the Current Market Price pursuant to Section 1.4(n) in good faith on the basis of such quotations.

     (g) Consideration Received. For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 1.4, the following shall apply:

     (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

     (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors pursuant to Section 1.4(n), based upon the trading prices of publicly traded securities where appropriate (irrespective of the accounting treatment thereof), and described in a Board resolution which shall be delivered to each Institution; and

     (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

     (h) When De Minimis Adjustment May Be Deferred. No adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

     All calculations under this Section 1.4(h) shall be made to the nearest 1/1000th of a cent or to the nearest 1/1000th of a share, as the case may be.

     (i) When No Adjustment Required. No adjustment need be made for a transaction referred to in Subsections (a), (b), (c), (d) or (e) of this Section
1.4 if the Institutions are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

     No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         No adjustment need be made for a change in the par value or no par value of the Common Stock.

     (j) Notice of Adjustment. Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each Institution at its last address appearing on the Company's records within 20 days of the effective of such adjustment. Failure to deliver such notice shall not affect the legality of any such adjustment.

     (k) Voluntary Reduction. The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Conversion Price be less than the par value of a share of Common Stock.

     Whenever the Conversion Price is reduced, the Company shall mail to Institutions a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Conversion Price takes effect. The notice shall state the reduced Conversion Price and the period it will be in effect.

     A reduction of the Conversion Price does not change or adjust the Conversion Price otherwise in effect for purposes of subsections (a), (b), (c),
(d) and (e) of this Section 1.4.

     (l) Notice of Certain Transactions. If:

          (1) the Company takes any action that would require an adjustment in the Conversion Price pursuant to subsections (a), (b), (c), (d) or (e) of this
Section 1.4 and if the Company does not arrange for the Institutions to participate pursuant to subsection (i) of this Section 1.4;

          (2) the Company takes any action that would require a supplemental agreement pursuant to subsection (m) of this Section 1.4; or

          (3) there is a liquidation or dissolution of the Company;

then the Company shall mail to the Institutions a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

     (m) Reorganization of Company. If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Convertible Amounts shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Convertible Amount would have owned immediately after the consolidation, merger, transfer or lease if the holder had converted the Convertible Amount immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 1.4. The successor Company shall mail to the Institutions a notice describing the supplemental agreement.

     If the issuer of securities deliverable upon conversion of Convertible Amounts under the supplemental agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental agreement.

     If this subsection (m) applies, subsections (a), (b), (c), (d) and (e) of this Section 1.4 do not apply.

     (n) Company Determination not Final. Any determination that the Company or its Board of Directors must make pursuant to the Agreement shall be made in good faith and shall be binding on the Institutions, except as set forth herein. The Company shall give each Institution written notice of any such determination by the Company or its Board of Directors. If a majority in interest of the Institutions do not agree with any such determination by the Company or its Board of Directors, such Institutions may request, in a notice delivered to the Company not later than 30 days after the date on which the holders received notice of such determination from the Company, that such determination be made by an investment banking firm (or, if an investment banking firm is generally not qualified to render such a determination, an appraisal firm) of recognized national standing, which determination shall be final and binding on the Company and the Institutions, absent manifest error.

     (o) When Issuance or Payment May Be Deferred. In any case in which this
Section 1.4 shall require that an adjustment in the Conversion Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Convertible Amount converted after such record date the Shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Conversion Price and (ii) paying to such holder any amount in cash in lieu of a fractional share; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Shares of Common Stock, other capital stock and cash upon the occurrence of the event requiring such adjustment.

     (p) Adjustment in Number of Shares. Upon each adjustment of the Conversion Price pursuant to this Section 1.4, each Convertible Amount outstanding prior to the making of the adjustment in the Conversion Price shall thereafter evidence the right to receive upon payment of the adjusted Conversion Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                   N' = N x E
                                            -
                                            E'

where:

     N' = the adjusted number of Shares issuable upon conversion of a
          Convertible Amount by payment of the adjusted Conversion Price. N = the number of Shares previously issuable upon conversion of a
          Convertible Amount by payment of the Conversion Price prior to adjustment.
     E' = the adjusted Conversion Price.
     E  = the Conversion Price prior to adjustment.

     (q) No Dilution or Impairment; Capital and Ownership Structure. If any event shall occur as to which the provisions of Section 1.4 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Convertible Amounts in accordance with the essential intent and principles of such section, then, in each such case, the Company shall appoint an investment banking firm of recognized national standing that does not have a direct or material indirect financial interest in the Company or any of its subsidiaries, which has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 1.4, necessary to preserve, without dilution, the purchase rights represented by the Convertible Amounts. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Institutions and shall make the adjustments described therein.

     The Company will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Convertible Amounts, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Convertible Amounts against dilution or other impairment.

Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the conversion of the Convertible Amounts from time to time outstanding and (b) will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issuable after the action upon the conversion of all of the Convertible Amounts would exceed the total number of shares of Common Stock then authorized by the Company's articles of incorporation and available for the purposes of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving the Company covered by Section 1.4(m) shall not be prohibited by or require any adjustment under this Section 1.4(q).

Section 1.5 Taxes on Shares Issued.

     The issue of stock certificates on conversions of Convertible Amounts shall be made without charge to the converting holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Institution whose Convertible Amount is converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 1.6 Reservation of Shares; Shares to Be Fully Paid; Listing of Common
            Stock.

     The Company shall provide, free from preemptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of the Convertible Amounts from time to time as such Convertible Amounts are presented for conversion.

     Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Convertible Amounts, the Company shall take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

     The Company covenants that all shares of Common Stock issued upon conversion of Convertible Amounts will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

     The Company further covenants that as long as the Common Stock is quoted on the Nasdaq National Market, or its successor, the Company shall cause all Common Stock issuable upon conversion of the Convertible Amounts to be eligible for such quotation in accordance with, and at the times required under, the requirements of such market, and if at any time the Common Stock becomes listed on the New York Stock Exchange or any other national securities exchange, the Company shall cause all Common Stock issuable upon conversion of the Convertible Amounts to be so listed and kept listed.

                                   SCHEDULE 3
                                       to
                 Deferral Loan and Lease Modification Agreement,
                          dated as of October 12, 1999,
                                      among
                           Praegitzer Industries, Inc.
                                       and
                         the Institutions named therein


                       ADDITIONAL CREDIT AMOUNT 1999-2000*




                         Month                  Amount
                         -----                  ------
                         August                 $ 8,261,642
                         September              $ 8,048,783
                         October                $ 8,675,670
                         November               $ 7,817,362
                         December               $ 7,060,130
                         January                $ 6,830,230
                         February               $ 7,135,077
                         March                  $ 7,148,729
                         April                  $ 6,956,273
                         May                    $ 6,926,894
                         June                   $ 6,418,790

----------------

* Information copied from page 6 of PII's August 4, 1999 budget. Over-Advance limit amount trails one month.

                                   SCHEDULE 4
                                       to
                 Deferral Loan and Lease Modification Agreement,
                          dated as of October 12, 1999,
                                      among
                           Praegitzer Industries, Inc.
                                       and
                         the Institutions named therein



     Copelco Capital, Inc. does not waive, and reserves its rights and remedies with respect to, the alleged conversion by PII of certain items of leased equipment and with respect to the auction of certain of Copelco's leased equipment on October 12, 1999, provided that Copelco shall forebear from exercising its remedies due to such defaults for at least 60 days to permit PII and Copelco to effect a resolution of these defaults.